Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2020
Regulated Operations [Abstract]
Regulatory Assets and Liabilities	REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

As at December 31 (millions of dollars)	2020	2019
Regulatory assets:
Deferred income tax regulatory asset	2,343	1,109
Pension benefit regulatory asset	1,660	1,125
Deferred tax asset sharing	204	—
Environmental	133	141
Post-retirement and post-employment benefits - non-service cost	113	96
Foregone revenue deferral	63	67
Post-retirement and post-employment benefits	59	105
Stock-based compensation	41	42
Conservation and Demand Management (CDM) variance	16	—
Debt premium	12	17
Other	32	26
Total regulatory assets	4,676	2,728
Less: current portion	(105)	(52)
	4,571	2,676

Regulatory liabilities:
Retail settlement variance account	92	23
Tax rule changes variance	70	44
Earnings sharing mechanism deferral	37	21
Pension cost differential	31	31
Green energy expenditure variance	22	31
Asset removal costs cumulative variance	19	—
External revenue variance	7	6
Deferred income tax regulatory liability	4	5
Distribution rate riders	1	42
Other	14	9
Total regulatory liabilities	297	212
Less: current portion	(66)	(45)
	231	167
Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the
2020 income tax expense would have been higher by approximately $187 million (2019 - higher by $221 million), of which $146 million is included in Deferred Income Tax Regulatory Asset and Liability with the remaining $41 million included in Deferred Tax Asset Sharing.
On September 28, 2017, the OEB issued its decision and order on Hydro One Networks' 2017 and 2018 transmission rates revenue requirements (Original Decision). In its Original Decision, the OEB concluded that the net deferred tax asset resulting from transition from the payments in lieu of tax regime under the Electricity Act, 1998 (Ontario) to tax payments under the federal and provincial tax regime should not accrue entirely to Hydro One shareholders and that a portion should be shared with ratepayers. On November 9, 2017, the OEB issued a decision and order that calculated the portion of the tax savings that should be shared with ratepayers. The OEB's calculation would have resulted in an impairment of a portion of both Hydro One Networks' transmission and distribution deferred income tax regulatory asset. In October 2017, the Company filed a Motion to Review and Vary (Motion) the Original Decision and filed an appeal with the Ontario Divisional Court (Appeal). In both cases, the Company's position was that the OEB made errors of fact and law in its determination of allocation of the tax savings between the shareholders and ratepayers. On December 19, 2017, the OEB granted a hearing of the merits of the Motion which was held on February 12, 2018. On August 31, 2018, the OEB granted the Motion and returned the portion of the Original Decision relating to the deferred tax asset to an OEB panel for reconsideration.
On March 7, 2019, the OEB issued its DTA Decision and concluded that their Original Decision was reasonable and should be upheld. Also, on March 7, 2019 the OEB issued its decision for Hydro One Networks’ 2018-2022 distribution rates, in which it directed the Company to apply the Original Decision to Hydro One Networks’ distribution rates. As a result, as at December 31, 2018, the Company recorded impairment charges relating to Hydro One Networks' distribution and transmission deferred income tax regulatory asset. Notwithstanding the recognition of the effects of the DTA Decision in the 2018 financial statements, on April 5, 2019, the Company filed an appeal with the Ontario Divisional Court with respect to the OEB's DTA Decision. The appeal was heard on November 21, 2019.
On July 16, 2020, the Ontario Divisional Court rendered its decision (ODC Decision) on the Company's appeal of the OEB's DTA Decision.
In connection with the ODC Decision, the Company recorded a reversal of the previously recognized impairment charge of Hydro One Networks' distribution and transmission deferred income tax regulatory asset in its financial statements for the year ended December 31, 2020. The reversal of the previously recognized impaired charge included the regulatory asset relating to the cumulative deferred tax asset amounts shared with ratepayers (deferred tax asset sharing) up to and including June 30, 2020 by Hydro One Networks' distribution and transmission segments of $58 million and $118 million, respectively. Hydro One recognized deferred income tax regulatory assets of $504 million and $673 million for Hydro One Networks distribution and transmission segments, respectively, and associated deferred income tax liability of $310 million. The Company also recorded an increase in net income of $867 million as deferred income tax recovery during the year ended December 31, 2020.
Pension Benefit Regulatory Asset
In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the consolidated balance sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCL would have been higher by $470 million (2019 - $597 million) and OM&A expenses would have been higher by $89 million (2019 - lower by $20 million).
Deferred Tax Asset Sharing
On October 2, 2020, the OEB issued a procedural order to implement the direction of the Ontario Divisional Court and required Hydro One to submit its proposal for the recovery of the deferred tax asset amounts allocated to ratepayers for the 2017 to 2022 period. As at December 31, 2020, Hydro One recorded a regulatory asset of $204 million for the cumulative deferred tax asset amounts shared with ratepayers since 2017 to date, consisting of $70 million and $134 million for Hydro One Networks’ distributions and transmission segments respectively. As a result of the OEB’s procedural order, the $204 million regulatory asset relating to the cumulative deferred tax asset amounts allocated to ratepayers since 2017 has been separately presented from the deferred income tax regulatory asset. Until the OEB issues the order to implement the recovery of the deferred tax asset amounts allocated to ratepayers for the 2017 to 2022 period, this $204 million regulatory asset will continue to increase to recognize the additional amounts shared with ratepayers during the reporting period.
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. A regulatory asset is recognized because management considers it to be probable environmental expenditures will be recovered in the future through the rate-setting process. The Company has recorded an equivalent amount as a regulatory asset. In 2020, the environmental regulatory asset increased by $12 million (2019 - decreased by $3 million) to reflect related changes in the
Company’s LAR environmental liabilities. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2020 OM&A expenses would have been higher by $12 million (2019 - lower by $3 million). In addition, 2020 amortization expense would have been lower by $23 million (2019 - $25 million), and 2020 financing charges would have been higher by $3 million (2019 - $4 million).
Post-Retirement and Post-Employment Benefits - Non-Service Cost
Hydro One has recorded a regulatory asset relating to the future recovery of its post-retirement and post-employment benefits other than service costs. The regulatory asset includes the applicable tax impact to reflect taxes payable. Prior to adoption of ASU 2017-07 in 2018, these amounts were capitalized to property, plant and equipment and intangible assets. As part of Hydro One Networks' 2020-2022 Transmission Decision, the OEB concluded that the non-service cost component of Hydro One's OPEB costs shall be recognized as OM&A for both its transmission and distribution businesses. Hydro One Networks distribution continues to record the non-service cost component of OPEBs in this account until its next rebasing application. The OEB approved the disposition of Hydro One Networks transmission's account balance as at December 31, 2018, including accrued interest, which is being collected from ratepayers over a three-year period ending December 31, 2022.
Foregone Revenue Deferral
As at December 31, 2020, the foregone revenue deferral account is primarily made up of the difference between revenue earned by Hydro One Networks transmission, NRLP, B2M LP, and HOSSM under the approved UTRs based on OEB-approved 2020 rates revenue requirement and load forecast and the revenues earned under interim 2020 UTRs. Hydro One Networks transmission's foregone revenue, including accrued interest, is being collected from ratepayers over a two-year period ending December 31, 2022. NRLP, B2M LP, and HOSSM's foregone revenue, including accrued interest, is being collected from ratepayers over a one-year period ended December 31, 2021. As at December 31, 2019, the foregone revenue deferral account was primarily made up of the difference between revenue earned based on distribution rates approved by the OEB in Hydro One Networks' 2018-2022 distribution rates application, effective May 1, 2018, and revenue earned under the interim rates until the approved 2018 and 2019 rates were implemented on July 1, 2019. This amount was recovered from ratepayers over an eighteen-month period ending December 31, 2020.
Post-Retirement and Post-Employment Benefits
In accordance with OEB rate orders, post-retirement and post-employment benefits costs are recovered on an accrual basis. The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the consolidated balance sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability as the case may be, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2020 OCL would have been lower by $46 million (2019 - higher by $235 million).
Stock-based Compensation
The Company recognizes costs associated with share grant plans in a regulatory asset as management considers it probable that share grant plans' costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, OM&A expenses would be lower by $1 million (2019 - $nil). Share grant costs are transferred to labour costs at the time the share grants vest and are issued, and are recovered in rates in accordance with recovery of said labour costs.
CDM Variance
The CDM variance account tracks the impact of actual CDM and demand response programs on the actual load forecast compared to the estimated load forecast included in revenue requirement. As per the OEB's decision on Hydro One Networks' 2017 and 2018 transmission rates, and 2019 transmission rates, this account was maintained to record any variances for 2017, 2018, and 2019. A CDM variance amount for 2017 was calculated and proposed for disposition in Hydro One Networks' 2020-2022 transmission rate application. In April 2020, the amount as at December 31, 2018, including accrued interest, was approved for disposition by the OEB and was recognized as a regulatory asset. The amount was approved to be recovered from ratepayers over a three-year period ending December 31, 2022.
Debt Premium
The value of debt assumed in the acquisition of HOSSM has been recorded at fair value in accordance with US GAAP - Business Combinations. The OEB allows for recovery of interest at the coupon rate of the Senior Secured Bonds and a regulatory asset has been recorded for the difference between the fair value and face value of this debt. The debt premium is recovered over the remaining term of the debt.
Retail Settlement Variance Account (RSVA)
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. The RSVA account tracks the difference between the cost of power purchased from the Independent Electricity System Operator (IESO) and the cost of power recovered from ratepayers. The balance as at December 31, 2014, including accrued interest, was approved for disposition by the OEB in March 2019, and was transferred to the 2019-2020 Rate Rider. The balance as at December 31, 2019, including accrued interest, was approved for disposition over a one year period ending December 31, 2021 by the OEB as part of Hydro One Networks distribution 2021 annual update rate application.
Tax Rule Changes Variance
The 2019 federal and Ontario budgets (Budgets) provided certain time-limited investment incentives permitting Hydro One to deduct accelerated capital cost allowance of up to three times the first-year rate for capital investments acquired after November 20, 2018 and placed in-service before January 1, 2028 (Accelerated Depreciation). Following the enactment of the Budget measures in the second quarter of 2019, the OEB directed all Ontario regulated utilities including Hydro One to track the full revenue impact of the tax benefits related to the Accelerated Depreciation rules to ratepayers. The tax benefit to be returned to ratepayers in the future gave rise to a regulatory liability and resulted in a decrease in revenues as current rates do not include the benefit of the Accelerated Depreciation; therefore, the revenue subject to refund cannot be recognized.
Earnings Sharing Mechanism Deferral
In March 2019, the OEB approved the establishment of an earnings sharing mechanism deferral account for Hydro One Networks distribution to record over-earnings including tax impacts, if any, realized for any year from 2018 to 2022. Under this mechanism, Hydro One shares 50% of regulated earnings that exceed the OEB-approved regulatory return-on-equity by more than 100 basis points with distribution ratepayers. This account is asymmetrical to the benefit of ratepayers. The balance as at December 31, 2019, including accrued interest, was approved for disposition on an interim basis over a one year period ending December 31, 2021 by the OEB as part of Hydro One Networks distribution 2021 annual update rate application. A similar account was also approved for B2M LP in January 2020, and Hydro One Networks transmission and NRLP in April 2020. No amounts have been recorded for these subsidiaries.
Pension Cost Differential
Variances between the pension cost recognized and the cost embedded in rates as part of the rate-setting process for Hydro One Networks' transmission and distribution businesses are recognized as a regulatory asset or regulatory liability, as the case may be. Variances into the account were not recognized for the distribution business in 2019 in accordance with the OEB's decision on the motion to review and vary the OEB's decision as it relates to rates revenue requirement recovery of employer pension costs. In March 2019, the OEB approved the disposition of the distribution business portion of the balance as at December 31, 2016, including accrued interest, and the balance was transferred to the 2019-2020 Rate Rider. In April 2020, the OEB approved the disposition of the transmission business portion of the balance as at December 31, 2018, including accrued interest, which is being returned to ratepayers over a three-year period ending December 31, 2022. In the absence of rate-regulated accounting, 2020 revenue would have been higher by $1 million (2019 - $5 million).
Green Energy Expenditure Variance
In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received. The smart grid variance account balance as at December 31, 2016, including accrued interest, was approved for disposition by the OEB in March 2019, and was transferred to the 2019-2020 Rate Rider.
Asset Removal Costs Cumulative Variance
In April 2020, the OEB approved the establishment of an asset removal costs cumulative variance account for Hydro One Networks transmission to record the difference between the revenue requirement associated with forecast asset removal costs included in depreciation expense and actual asset removal costs incurred from 2020 to 2022. This account is asymmetrical to the benefit of ratepayers on a cumulative basis over the 2020-2022 rate period.
External Revenue Variance
The external revenue variance account balance reflects the difference between Hydro One Networks transmission's actual export service revenue and external revenues from secondary land use, and the OEB-approved amounts. The account also records the difference between actual net external station maintenance, engineering and construction services revenue, and other external revenue, and the OEB-approved amounts. In April 2020, the OEB approved the disposition of the external revenue variance account as at December 31, 2018, including accrued interest, which is being returned to ratepayers over a three-year period ending December 31, 2022.
Distribution Rate Riders
In March 2019, as part of its decision on Hydro One Networks' distribution rates application for 2018-2022, the OEB approved the disposition of certain deferral and variance accounts which were accumulated in a 2019-2020 Rate Rider. The Distribution Rate Riders balance includes the 2019-2020 Rate Rider, where amounts were returned to ratepayers over an 18-months period ending December 31, 2020. There is a balance in the 2019-2020 Rate Rider that remains which represents amounts that shall be collected from ratepayers in a future rate application. This amount is largely offset by the 2015-2017 Rate Rider balance, which was approved for disposition over a one year period ending December 31, 2021 by the OEB as part of Hydro One Networks distribution 2021 annual update rate application.
COVID-19 Emergency Deferral
The COVID-19 emergency deferral account comprises of five sub-accounts established to track incremental costs and lost revenues related to the COVID-19 pandemic: (i) Billing and System Changes as a Result of the Emergency Order Regarding Time-of-Use Pricing, (ii) Lost Revenues Arising from the COVID-19 Emergency, (iii) Other Incremental Costs, (iv) Foregone Revenues from Postponing Rate Implementation, and (v) Bad Debt.
During the year, the Company had initially assessed that it was probable that incremental bad debt expense associated with the COVID-19 pandemic would be recovered in future rates, and as a result, a $14 million regulatory asset had been recognized. On December 16, 2020, the OEB Staff released their proposal on the COVID-19 deferral accounts which introduces certain criteria to that may need to be satisfied for amounts to be eligible for recovery. Based on Hydro One's interpretation of the OEB Staff's proposal, the Company reversed the regulatory asset recorded for incremental bad debt and recognized a corresponding increase to bad debt expense in the consolidated statement of operations and comprehensive income. Hydro One continues to track certain incremental costs and lost revenues that have arisen due to the COVID-19 pandemic. As at December 31, 2020, Hydro One has assessed that these amounts are not probable for future recovery in rates and no amounts related to the COVID-19 pandemic have been recognized as regulatory assets.